INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Arizona Instrument Corporation's Registration Statement No. 33-73614 on Form S-3 and Registration Statement Nos. 33-2712, 33-2713 and 2-99078 on Form S-8 of our report dated March 13, 1996, except for Note C, as to which the date is March 26, 1996, appearing in this Annual Report on Form 10-KSB of Arizona Instrument Corporation for the year ended December 31, 1995.


/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Phoenix, Arizona
March 26, 1996